SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): October 31, 1996



                            Kinnard Investments, Inc.
             (Exact Name of Registrant as Specified in Its Charter)


                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)


         0-9377                                           41-0972952
(Commission File Number)                 (I.R.S. Employer Identification Number)


                             920 Second Avenue South
                            Kinnard Financial Center
                          Minneapolis, Minnesota 55402
               (Address of Principal Executive Offices) (Zip Code)


                                  612-370-2700
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 2.  Acquisition or Disposition of Assets.

         As of the close of business on October 31, 1996, Kinnard Investments, Inc. (the "Registrant" or "the Company") disposed of all of the outstanding stock of PRIMEVEST Financial Services, Inc. ("PRIMEVEST" or "PFS"), formerly a wholly-owned subsidiary of the Registrant which provides investment products and financial services to customers of banks, thrifts and credit unions. PRIMEVEST was sold to ReliaStar Financial Corp. ("ReliaStar") for $15.5 million in cash, of which $1.5 million was placed in escrow securing the Registrant's indemnification obligations to ReliaStar. In addition, prior to the sale PRIMEVEST made a dividend of its investment account with a market value of $854,000 to the Company. The after-tax gain on the sale is estimated to be $6.5 million or $1.08 per share. The sale price was determined by negotiation between the Registrant and ReliaStar. There are no material relationships between ReliaStar and the Registrant or any of its affiliates, directors or officers and any associates of any such director or officer.


Item 7.  Financial Statements and Exhibits.

(a)      Financial Statements of Businesses Acquired:

         Not applicable.

(b)      Pro forma Financial Information.

         The following unaudited condensed consolidated statement of financial condition was prepared to reflect the sale of PFS as if the transaction had occurred as of September 30, 1996, and the unaudited pro forma condensed consolidated statements of operations as if the transaction occurred at the beginning of the respective nine and twelve month periods. These financial statements have been prepared based on the foregoing and on certain assumptions described in the notes thereto. Such statements should be read in conjunction with the historical financial statements of the Company, including the notes thereto, which are included in the Company's Annual Report on form 10-K for the year ended December 31, 1995. The following pro forma financial statements do not purport to be indicative of the results of operations which may be reported in the future:

                  PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF
                         FINANCIAL POSITION (Unaudited)
                                 (In thousands)

                                                                       Net assets        Pro forma         Pro forma
September 30, 1996                                   As reported         of PFS         adjustments       statements
ASSETS
  Cash and cash equivalents                              $8,599            ($415)                             $8,184
  Restricted cash                                             0                0             1,500   a         1,500
  Receivables                                            24,888          (19,398)                              5,490
  Trading securities, at market                           8,027             (214)                              7,813
  Office equipment, net                                   1,950             (645)                              1,305
  Investment securities                                  10,068             (854)           17,854 a,b,c      27,068
  Other assets                                              808             (600)                                208
                                                        -------         ---------          -------------     -------
  Total assets                                          $54,340         ($22,126)          $19,354           $51,568
                                                        =======         =========          =============     =======

Liabilities
  Notes payable                                          $5,100          ($8,100)           $3,000  b             $0
  Payable to broker-dealers and customers                 4,656           (4,655)                                  1
  Securities sold but not yet purchased                   1,406             (112)                              1,294
  Compensation and related taxes payable                  6,869           (1,329)                              5,540
  Other accounts payable and accruals                     5,745           (2,161)                              3,584
  Income taxes payable                                       55             (306)            4,357   d         4,106
  Deferred tax liability                                    482             (327)              327   c           482
                                                        -------         ---------          -------------     -------
  Total liabilities                                      24,313          (16,990)            7,684            15,007
                                                        -------         ---------          -------------     -------

Shareholders' equity
  Common stock                                              120             (815)              815     e         120
  Additional paid-in capital                             12,679           (1,301)            1,301     e      12,679
  Retained earnings                                      17,228           (3,020)            9,554  d,e       23,762
                                                        -------         ---------          -------------     -------
  Total shareholders' equity                             30,027           (5,136)           11,670            36,561
                                                        -------         ---------          -------------     -------

Total liabilities and shareholders' equity              $54,340         ($22,126)          $19,354           $51,568
                                                        =======         =========          =============     =======


                               PRO FORMA CONDENSED
                            CONSOLIDATED STATEMENT OF
          OPERATIONS (Unaudited) (In thousands, except per share data)

-------------------------------------------------- ---------------- ----------------- ---------------- -----------------
                                                                       Operations        Pro forma        Pro forma
Nine months ended September 30, 1996                 As reported        of PFS          adjustments       statements
-------------------------------------------------- ---------------- ----------------- ---------------- -----------------

  Commission income                                      $30,484        ($19,979)                           $10,505
  Principal transactions                                  28,884          (1,645)             (181) g        27,058
  Investment account income                                5,128            (116)              116   h        5,128
  Investment banking                                       4,737             (32)                             4,705
  Interest                                                 2,062            (946)                             1,116
  Other                                                    3,470          (2,051)              145   f        1,564
-------------------------------------------------- ---------------- ----------------- ---------------- -----------------
  Total revenues                                          74,765         (24,769)               80           50,076
-------------------------------------------------- ---------------- ----------------- ---------------- -----------------

  Compensation and benefits                              35,826           (5,553)                            30,273
  Bank commissions                                       13,063          (13,063)                                 0
  Other                                                  16,319           (3,868)              115   f       12,566
-------------------------------------------------- ---------------- ----------------- ---------------- -----------------
  Total expenses                                         65,208          (22,484)              115           42,839
-------------------------------------------------- ---------------- ----------------- ---------------- -----------------

  Income before income taxes                              9,557           (2,285)              (35)           7,237
  Income tax expense                                      3,829             (925)              (14)  i        2,890
-------------------------------------------------- ---------------- ----------------- ---------------- -----------------
  Net income                                             $5,728          ($1,360)             ($21)          $4,347
-------------------------------------------------- ---------------- ----------------- ---------------- -----------------

  Primary earnings per share                              $0.94           ($0.22)            $0.00            $0.71
-------------------------------------------------- ---------------- ----------------- ---------------- -----------------




            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                (Unaudited) (In thousands, except per share data)

-------------------------------------------------- ---------------- ----------------- ---------------- -----------------
                                                                       Operations        Pro forma        Pro forma
Year ended December 31, 1995                         As reported         of PFS         adjustments      statements
-------------------------------------------------- ---------------- ----------------- ---------------- -----------------

  Commission income                                      $26,810         ($15,539)                          $11,271
  Principal transactions                                  31,787           (1,462)            (255) g        30,070
  Investment account income                                6,563             (378)             378   h        6,563
  Investment banking                                       5,303              (42)                            5,261
  Interest                                                 1,926             (619)                            1,307
  Other                                                    2,944           (1,511)             204   f        1,637
-------------------------------------------------- ---------------- ----------------- ---------------- -----------------
  Total revenues                                          75,333          (19,551)             327           56,109
-------------------------------------------------- ---------------- ----------------- ---------------- -----------------

  Compensation and benefits                               38,748           (5,112)                           33,636
  Bank commissions                                         9,775           (9,775)                                0
  Other                                                   21,124           (4,104)              59   f       17,079
-------------------------------------------------- ---------------- ----------------- ---------------- -----------------
  Total expenses                                          69,647          (18,991)              59           50,715
-------------------------------------------------- ---------------- ----------------- ---------------- -----------------

  Income before income taxes                               5,686             (560)             268            5,394
  Income tax expense                                       2,310             (225)             107   i        2,192
-------------------------------------------------- ---------------- ----------------- ---------------- -----------------
  Net income                                              $3,376            ($335)            $161           $3,202
-------------------------------------------------- ---------------- ----------------- ---------------- -----------------

  Primary earnings per share                               $0.54           ($0.05)           $0.03            $0.51
-------------------------------------------------- ---------------- ----------------- ---------------- -----------------


Notes to Unaudited Pro Forma Condensed Financial Statements

     a) Of the $15.5 million of proceeds from the sale of PFS, $1.5 million that is held in escrow is recorded as restricted cash, and the remaining $14.0 million is classified as investments.

     b) Elimination of $3.0 million of intercompany loans between PFS and the Company that were repaid by ReliaStar prior to closing of the sale.

     c) Reflects the dividend of investment securities with a market value of $854,000 from PFS to the Company, and transfer of the associated deferred tax liability.

     d) Represents the after-tax gain on sale of PFS, estimated at $6.5 million, net of accrued income taxes of $4.4 million.

     e)  Elimination of the Company's investment in PFS.

     f) Entries to reflect the elimination of inter-company activity between PFS and other entities of the Company.

     g)   Represents   a  decrease  in  principal   revenues   relating  to  PFS
     discontinuing the routing of its order flow through the Company.

     h) Represents the income earned on investment securities held at PFS that were transferred to the Company prior to the sale in the form of a dividend.

     i) To record the estimated income tax expense (benefit), computed at an incremental effective rate of 40%, on the pro forma adjustments.

     Earnings on the $15.5 million of proceeds from the sale of PFS were not factored into either interest income or investment account earnings in the unaudited pro forma condensed consolidated statements of operations.


(c)      Exhibits:

         2 Stock Purchase Agreement By and Between ReliaStar Financial Corp. and Kinnard Investments, Inc. dated September 23, 1996


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        KINNARD INVESTMENTS, INC.


Date:  November 12, 1996                By       /s/   Hilding C. Nelson
                                        Chairman

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                  EXHIBIT INDEX

                                       to

                                    FORM 8-K


                            KINNARD INVESTMENTS, INC.



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Exhibit
Number    Exhibit Description


  2 Stock Purchase Agreement By and Between ReliaStar Financial Corp. and Kinnard Investments, Inc. dated September 23, 1996 (The schedules and exhibits attached to the Agreement are not filed herewith. The
          Registrant agrees to furnish supplementally a copy of any such schedule or exhibit to the Commission upon request.)